Exhibit 99.01

CEPHEID ANNOUNCES APPOINTMENT OF PRESIDENT AND CHIEF OPERATING OFFICER

AND WELCOMES EXECUTIVE VICE PRESIDENT OF ENGINEERING AND OPERATIONS

SUNNYVALE, CALIF. — February 10, 2016 — Cepheid (Nasdaq: CPHD) today announced that Warren Kocmond, formerly Executive Vice President and Chief Operating Officer, has been promoted to the position of President and Chief Operating Officer. In his new capacity, Mr. Kocmond’s responsibilities have been expanded, and now include Global Commercial Operations in addition to Manufacturing Operations, Engineering, Technical Service and Customer Service. Mr. Kocmond will continue to report to John Bishop, Cepheid’s Chairman and Chief Executive Officer.

In conjunction with Mr. Kocmond’s promotion, the company has appointed Marc Haugen to the position of Executive Vice President of Engineering and Operations, reporting to Mr. Kocmond. Mr. Haugen was most recently Group Vice President of Worldwide Operations and Supply Chain at Applied Materials, where he was responsible for Global Operations with multiple factories across Asia, North America and Europe, and an annual multi-billion dollar supply chain. Prior to Applied Materials, Mr. Haugen spent 15 years at Lam Research where he held numerous positions in Product Operations and Business Operations, including Corporate Vice President of Global Product Operations. Mr. Haugen started his business career at Applied Materials in 1991, with a variety of Product Management, Business Process, Manufacturing Engineering, and Business Operations positions.

“Under Warren’s leadership, our manufacturing operations have been transformed over the last three years into a world class organization that supports the rapidly growing demand for our GeneXpert systems and Xpert cartridges while simultaneously driving continuous cost reduction and quality improvement programs,” said John Bishop, Cepheid’s Chairman and Chief Executive Officer. “I am confident that Marc will continue to evolve our engineering and manufacturing organizations to support both our growth and profitability objectives.”

“While Cepheid already delivers industry-leading growth rates, we are preparing for an acceleration in growth as a number of our expansion programs gain momentum,” added Bishop. “Today’s appointments are intended to further sharpen our focus in both Global Operations and Commercial Operations so that we are even better positioned to address the substantial opportunity we face as we further broaden our test menu into virology and oncology, expand our global footprint into new geographies like China and Japan, and extend our market reach into new categories like Point of Care.”

In connection with Mr. Haugen’s appointment to the position of Executive Vice President of Engineering and Operations, the Compensation Committee of Cepheid’s Board of Directors has granted Mr. Haugen an option to purchase 60,000 shares of Cepheid common stock at the closing price of Cepheid common stock on Mr. Haugen’s employment commencement date and restricted stock units in respect of 20,000 shares of Cepheid common stock. The option will become exercisable by Mr. Haugen over four years, with 25% vesting on the one-year anniversary of Mr. Haugen’s employment commencement date and ratably monthly thereafter, so long as Mr. Haugen continues to be employed by or provide services to Cepheid, and will expire after seven years from the grant date. The restricted stock units will vest over four years, with 25% vesting on the one-year anniversary of Mr. Haugen’s employment commencement date and an additional

1/16th of the restricted stock units at the end of each three-month period thereafter, so long as Mr. Haugen continues to be employed by or provide services to Cepheid. The option and restricted stock units were granted as inducement grants pursuant to Section 5635(c)(4) of The NASDAQ Stock Market Rules.

About Cepheid

Based in Sunnyvale, Calif., Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit www.cepheid.com.

About GeneXpert Systems and Xpert Tests

With more than 9,800 systems in 182 countries, the GeneXpert System is the world’s most popular molecular diagnostics’ instrument. The GeneXpert System’s modular configuration means that the system is the most scalable available, offering the ability to perform from one to eighty Xpert tests at the same time. As a result, the GeneXpert System meets the throughput requirements of customers of all sizes — from lower volume point-of-care settings to higher volume reference laboratories — enabling accurate, fast and cost effective test results.

GeneXpert Systems run proprietary Xpert test cartridges. The Xpert test menu spans healthcare-associated infections, sexual health, critical infectious disease, and oncology, and today offers 23 tests outside the US, and 19 tests in the US. More information on the GeneXpert System and the Xpert tests is available on our website at www.cepheid.com.

Forward Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the projected future growth and profitability, future availability, performance, technical and product specifications, sensitivity, speed, accuracy, diagnostic utility and clinical efficacy of the GeneXpert Omni and Xpert tests, including relative to competing products and technologies, and the breadth and speed of test menu expansion, geographic expansion and market expansion. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: test performance in the field; utilization of the Company’s tests by clinicians and future changes in medical practice and protocols; the Company’s ability to successfully and timely develop new products; the performance and market acceptance of new products, including the Company’s new point-of-care system; the effectiveness of the Company’s sales personnel and distribution partners; sufficient customer demand, customer confidence in product availability and available customer budgets for the Company’s products; the completion of clinical trials for new products successfully and in a timely manner; uncertainties related to the United States FDA, European and other regulatory processes; the Company’s ability to successfully introduce and sell products in global markets; the Company’s research and development budget; unforeseen supply, development and manufacturing problems; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; the impact of competitive products and pricing; the costs of product components and other factors affecting product pricing; the Company’s ability to manage geographically-dispersed operations; and underlying regulatory, political and market conditions worldwide. Readers should also refer to the section entitled “Risk

Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.